UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2019

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 Enterprise Drive
Plainsboro, NJ 08536
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2019, the board of directors of Integra LifeSciences Holdings Corporation (the “Company”) elected Rhonda Germany Ballintyn to our board of directors. The appointment will return the Company’s board to nine members and the number of independent directors to eight following the death of James M. Sullivan in September 2018. The board has determined that Ms. Ballintyn is “independent” as contemplated by the Nasdaq Stock Market and other governing laws and applicable regulations, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended.  Ms. Ballintyn was also added to the board’s compensation committee.

Ms. Ballintyn will receive compensation as a non-employee director in accordance with our company’s non-employee director compensation practices described in the Annual Proxy Statement we filed with the Securities and Exchange Commission on April 6, 2018.  The initial annual board retainer and equity grant to be received by Ms. Ballintyn will be pro-rated.

There are currently no arrangements or understandings between Ms. Ballintyn and any other person pursuant to which Ms. Ballintyn was elected as a director. There are currently no transactions in which Ms. Ballintyn has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with this election, the Company and Ms. Ballintyn will enter into an indemnification agreement consistent with the form of the Company’s indemnification agreement entered into with its other directors and filed as an exhibit to the Company’s Current Report on Form 8-K filed on December 24, 2008.

A copy of the press release we issued announcing the election of Rhonda Germany Ballintyn to the board of directors is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)Exhibits

99.1    Press Release issued January 9, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: January 9, 2019	By:	/s/ Glenn G. Coleman
Glenn G. Coleman
	Title:	Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued January 9, 2019